Exhibit 10.4

Consent and Agreement to Become a Party to Restated Tax Matters Agreement

The parties to that certain Restated Tax Matters Agreement, dated February 1, 2006, among General Electric Company, General Electric Capital Corporation, GE Financial Assurance Holdings, Inc., GEI, Inc., and Genworth Holdings, Inc., prior to the date hereof known as Genworth Financial, Inc. (“Old Genworth”), as interpreted in accordance with the letter agreement among the above referenced parties dated December 11, 2012 (the “Tax Matters Agreement”), hereby consent and agree to Genworth Financial, Inc., prior to the date hereof known as Sub XLVI, Inc. (“New Genworth”), becoming a party to the Tax Matters Agreement and New Genworth hereby agrees to become a party to the Tax Matters Agreement and to assume, jointly and severally with Old Genworth, all of the rights, obligations, duties, and responsibilities of Old Genworth thereunder, all effective as of the date hereof or, if earlier, the date upon which New Genworth becomes the corporate parent of the group of companies of which Genworth Holdings, Inc., formerly was the corporate parent. This Consent and Agreement is entered into in accordance with Section 18 of the Tax Matters Agreement.

Executed this 1st day of April, 2013

GENWORTH FINANCIAL, INC.

By:	/s/ Gail F. Laskowitz
Name:	Gail F. Laskowitz
Title:	Vice President

GENWORTH HOLDINGS, INC.

By:	/s/ Gail F. Laskowitz
Name:	Gail F. Laskowitz
Title:	Vice President

GENERAL ELECTRIC COMPANY

By:	/s/ Richard D’Avino
Name:	Richard D’Avino
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Michael D. Barnett
Name:	Michael D. Barnett
Title:	V.P.

Consent and Agreement to Become a Party to Restated Tax Matters Agreement

GE FINANCIAL ASSURANCE HOLDINGS, INC.

By:	/s/ Sarah Q. Baker
Name:	Sarah Q. Baker
Title:	Treasurer

GEI, INC.

By:	/s/ Richard D’Avino
Name:	Richard D’Avino
Title:	Vice President